Exhibit 10.21.1

EXECUTION VERSION

AMENDMENT NO. 1

TO CREDIT AGREEMENT AND COLLATERAL AGREEMENT

Amendment No. 1, dated as of December 4, 2008, to (i) the Credit Agreement (as amended from time to time, the “Credit Agreement”), dated as of February 27, 2008, by and among The NASDAQ OMX GROUP, INC. (formerly known as THE NASDAQ STOCK MARKET, INC.) as borrower (the “Borrower”), BANK OF AMERICA, N.A. as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank, JPMORGAN CHASE BANK, N.A. as Syndication Agent, BANC OF AMERICA SECURITIES LLC AND J.P. MORGAN SECURITIES INC. as Joint Lead Arrangers and Joint Bookrunners and WACHOVIA BANK, NATIONAL ASSOCIATION as Documentation Agent and the Lenders party thereto and (ii) the Guarantee and Collateral Agreement (the “Collateral Agreement”), dated as of February 27, 2008, by and among the Administrative Agent, the Borrower and the subsidiaries of the Borrower named therein. Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement.

WHEREAS, Section 9.02 of the Credit Agreement provides that the Credit Agreement may be amended by the Borrower and the Required Lenders and that the Collateral Agreement may be amended by the Administrative Agent and the Loan Parties with the consent of the Required Lenders; and

WHEREAS, the Borrower and the Required Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth below;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendments. The Credit Agreement and Collateral Agreement are hereby amended as follows:

1.1 The following definition is hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement:

“IDCG” means International Derivatives Clearing Group LLC, a Delaware limited liability company and its Subsidiaries.

1.2 The definition of “Excluded Subsidiary” in the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (vi) of the definition thereof, replacing it with “,” and inserting the following phrase at the end of clause (vii) thereof “and (viii) IDCG for so long as it is not a Wholly-Owned Subsidiary.”

1.3 The definition of “Material Subsidiary” in the Credit Agreement is hereby amended by (i) replacing each reference to “2.5%” contained therein with “5.0%” and (ii) adding a new sentence at the end of such definition as follows:

“For the avoidance of doubt, for purposes of determining whether any Subsidiary is a Material Subsidiary for purposes of Subsection 6.05(j) or clauses (f), (g), (h), (i), (j) or (k) of Article VII (each, a “Specified Exception”), all Subsidiaries as to which the Borrower has previously relied on a Specified Exception shall be aggregated (based on the calculation of the amounts set forth in clause (ii) of the preceding sentence as of the time such Specified Exception was relied on with respect to each such Subsidiary) for purposes of determining whether a Subsidiary is a Material

Subsidiary for purposes of such Specified Exception (e.g., if on March 1, 2008, the Borrower sells Equity Interests of a Subsidiary which accounted for 2% of the Borrower’s consolidated assets as of December 31, 2007 and 2% of the Borrower’s consolidated revenues for the year ended December 31, 2007 in reliance on Section 6.05(j), then for purposes of determining whether a second Subsidiary is a “Material Subsidiary” for purposes of Section 6.05(j) on March 1, 2009, if such second Subsidiary accounted for 2% of the Borrower’s consolidated assets as of December 31, 2008 and 2% of the Borrower’s consolidated revenues for the year ended December 31, 2008, such second Subsidiary would not be a “Material Subsidiary” for purposes of such clause but if such second Subsidiary accounted for 3.5% of the Borrower’s consolidated assets as of December 31, 2008 and 3.5% of the Borrower’s consolidated revenues for the year ended December 31, 2008, then such second Subsidiary would constitute a “Material Subsidiary” for purposes of such clause).”

1.4 The definition of “Net Proceeds” in the Credit Agreement is amended by deleting the word “and” before clause (b)(iii) of the first sentence thereof and inserting the following at the end of the first sentence thereof “and (iv) in the case of any sale or issuance of Equity Interests of IDCG, any proceeds from such sale received by IDCG (except to the extent such proceeds are promptly paid to the Borrower or any Subsidiary (other than IDCG) and any proceeds from such sale received by the Borrower or any Subsidiary (other than IDCG), in each case to the extent that such proceeds do not exceed the net amount of investments made by the Borrower and its Subsidiaries (other than IDCG) in IDCG”

1.5 Section 6.05 of the Credit Agreement is hereby amended by deleting from the parenthetical in the lead-in thereof the words “and Equity Interests issued to the Borrower or another Subsidiary in compliance with Section 6.04(e)”;

1.6 Subsection 6.05(j) of the Credit Agreement is hereby amended by deleting the phrase “(other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold)” and replacing it with “(other than Equity Interests in a Material Subsidiary unless all Equity Interests in such Subsidiary are sold)”;

1.7 Subsection 6.05(m) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof and Subsection 6.05(n) of the Credit Agreement is hereby amended by inserting the word “and” at the end thereof;

1.8 Section 6.05 of the Credit Agreement is hereby amended by inserting a new subsection (o) as follows:

“(o) issuances of Equity Interests of IDCG and sales, transfers and other dispositions of Equity Interests of IDCG.”

1.9 Section 6.05 of the Credit Agreement is hereby amended by deleting in the proviso thereof (i) all of the references to “clause (b)” and inserting in place of each such deletion the reference to “clause (c)”, (ii) the reference to “(d) or (h)” and inserting in place thereof “(e) and (i)”;

1.10 Section 6.08(a)(i) of the Credit Agreement is hereby amended by deleting the word “their” and replacing it with “the applicable class of their”;

1.11 Section 6.08(a)(vi) of the Credit Agreement is hereby amended by deleting the phrase “(when aggregated with the amount expended pursuant to Section 6.08(b)(iv) below) not to exceed $25,000,000” and replacing it with the phrase “not to exceed $25,000,000 and, when aggregated with the amount expended pursuant to Section 6.08(b)(iv) below, not to exceed $50,000,000” and by deleting the word “and” at the end thereof;

1.12 Section 6.08(a) of the Credit Agreement is hereby amended by adding a new clause (viii) thereto as follows:

“(viii) the Borrower or any Subsidiary may redeem, repurchase or otherwise acquire Equity Interests of any Subsidiary that is not a Wholly-Owned Subsidiary from any holder of Equity Interests in such Subsidiary so long as, after giving effect thereto, (x) no Default has occurred and is continuing and (y) the Borrower shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 6.12 and Section 6.13 as of and for the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been or were required to be delivered pursuant to paragraph (a) or (b) of Section 5.01”;

1.13 Section 6.08(b)(iv) of the Credit Agreement is hereby amended by deleting the number “$25,000,000” and inserting in place thereof the number “$50,000,000”;

1.14 Article VII of the Credit Agreement is hereby amended by (i) deleting each reference to “Subsidiary” in clauses (f), (h), (i), (j) and (k) thereof and replacing each such reference with “Material Subsidiary” and (ii) inserting the phrase “of the Borrower or any Material Subsidiary” after the words “Material Indebtedness” in each instance such term appears in clause (g) thereof;

1.15 The definition of “Excluded Equity Interests” in the Collateral Agreement is hereby amended by deleting the word “and” before clause (vii) of the first sentence of the definition thereof, replacing it with “,” and inserting the following at the end of the such sentence:

“and (viii) any Equity Interests of IDCG until such time as the Borrower has received confirmation from the Commodities Futures Trading Commission that such Equity Interests may be pledged hereunder; provided that (x) the Borrower hereby agrees to use commercially reasonable efforts to obtain such confirmation from the Commodities Futures Trading Commission and (y) the Collateral Agent and the other Secured Parties agree that for so long as IDCG is not a Wholly-Owned Subsidiary, any transfer of the Equity Interests of IDCG by the Collateral Agent following any exercise of remedies with respect to such Equity Interests hereunder shall be subject to the limitations set forth in the Organizational Documents of IDCG and in any shareholders agreement, joint venture agreement or similar agreement relating to such Equity Interests.”

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the of the date that each of the following conditions have been satisfied:

2.1 The Administrative Agent shall have received signed counterparts to this Agreement from the Borrower, each of the Subsidiary Loan Parties and Lenders constituting the Required Lenders;

2.2 The Administrative Agent shall have received on behalf of each Lender that has delivered an executed counterpart to this Amendment prior to 5:00 p.m., New York City time, on December 4, 2008, a fee equal to 0.15% of the sum of (i) the outstanding principal amount of Term Loans of such Lender and (ii) the amount of the Revolving Commitment of such Lender;

2.3 Borrower shall have paid, in each case to the extent invoiced prior to the effective date of this Amendment, all amounts owing pursuant to the Administrative Agent in connection with this Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

3.1 Each Loan Party has the corporate or other power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Borrower has taken, and will cause each of the Subsidiary Loan Parties to take, all necessary corporate action or other action to authorize or ratify the execution, delivery and performance of this Amendment; each Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

3.2 Each of the representations and warranties in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent that any representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date) and (b) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. No Other Amendments. Except as hereby amended, the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect (including the security interest of the Collateral Agent under the Collateral Agreement). Except as expressly waived hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the parties hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic means shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER:

THE NASDAQ OMX GROUP, INC.

By:
Name:	David Warren
Title:	Executive Vice President and Chief Financial Officer

SUBSIDIARY LOAN PARTIES

THE NASDAQ STOCK MARKET LLC and THE NASDAQ OPTIONS MARKET LLC

By:
Name:	David Warren
Title:	Executive Vice President and Chief Financial Officer

BRUT INC. and TOLL ASSOCIATES L.L.C.

By:
Name:	David Warren
Title:	Treasurer

[Amendment]

DIRECTORS DESK LLC, INET HOLDING COMPANY LLC, NASDAQ TECHNOLOGY SERVICES, LLC and NORWAY ACQUISITION LLC

By:
Name:	Ronald Hassen
Title:	Treasurer

BOSTON STOCK EXCHANGE, INCORPORATED, BSE SECURITY CORP., and BSX GROUP LLC

By:
Name:	Ronald Hassen
Title:	Treasurer

DIRECT REPORT CORPORATION, GLOBENEWSWIRE, INC., and SHAREHOLDER.COM, INC.

By:
Name:	Michael Caramico
Title:	Treasurer

[Amendment]

NASDAQ INTERNATIONAL MARKET INITIATIVES

By:
Name:	John Jacobs
Title:	President

NASDAQ OMX PHLX, INC.

By:
Name:	Joan C. Conley
Title:	Secretary

BOSTON OPTIONS EXCHANGE REGULATION, LLC

By:
Name:	John Katovich
Title:	Secretary

[Amendment]

NASDAQ OMX INFORMATION, LLC

By:
Name:	Peter Strandell
Title:	Treasurer

THE PHILADELPHIA BOARD OF TRADE, INC.

By:
Name:	Joan C. Conley
Title:	Secretary

[Amendment]

ADVANCE TECH SOURCE COMPANY

By:
Name:	Joan C. Conley
Title:	Secretary

[Amendment]

BANK OF AMERICA, N.A.

as the Administrative Agent, Collateral Agent and a Lender

By:
Name:	William J. Coupe
Title:	SVP

JPMORGAN CHASE BANK, N.A.

as Syndication Agent and a Lender

By:
Name:	Alexeev J. Taboas
Title:	Vice President JPMorgan Chase Bank, N.A.